UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024
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Morphic Holding, Inc.
(Exact Name of Registrant as Specified in its Charter)
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Delaware	001-38940	47-3878772
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive, A2
Waltham,	Massachusetts	02451
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (781) 996-0955
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MORF	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 4, 2024, Morphic Holding, Inc. (the “Company”) held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”), at which the matters listed below were submitted to a vote of the Company’s stockholders. There were 47,816,840 shares of common stock present at the Annual Meeting in person or by proxy, which represented approximately 95.5% of the voting power of the shares of common stock entitled to vote at the Annual Meeting and constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on April 10, 2024. A detailed description of each of the proposals is included in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 25, 2024.

The final results of the stockholders’ votes on the three proposals presented at the Annual Meeting are as follows:

1.Election of three Class II directors, identified in the table below, each to serve a three-year term through the 2027 Annual Meeting of Stockholders and until such director’s successor has been duly elected and qualified or until such director’s earlier resignation or removal:

Nominees	Votes For	Votes Withheld	Broker Non-Votes
Gustav Christensen, MBA	40,129,277	5,249,498	2,438,065
Susannah Gray, MBA	44,956,167	422,608	2,438,065
Amir Nashat, Sc.D.	34,239,825	11,138,950	2,438,065
Each of the three Class II directors was elected to serve until the Company’s 2027 Annual Meeting of Stockholders and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal.

2.Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

Votes For	Votes Against	Votes Abstaining
47,797,762	14,192	4,886
The stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. There were no broker non-votes on this matter.

3.Approval, on a non-binding advisory basis, of the compensation paid to the Company’s named executive officers:

Votes For	Votes Against	Votes Abstaining
44,720,158	656,957	1,660
The stockholders approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers. There were 2,438,065 broker non-votes on this matter.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MORPHIC HOLDING, INC.

Date: June 5, 2024	By:	/s/ William DeVaul
William DeVaul
General Counsel and Secretary